UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 27, 2023 (November 20, 2023)

Four Leaf Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41646	88-1178935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real B10 #715,
Los Altos, California 94022
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 720-5626

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FORL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2023, Four Leaf Acquisition Corporation (the “Company”) filed a Notification of Late Filing on Form 12b-25, indicating that the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”) would be delayed.

The Company received a notice (the “Notice”) on November 20, 2023, from the Nasdaq Listing Qualifications Department (“Nasdaq”) indicating that the Company remains in non-compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission.

The Notice will have no immediate effect on the listing or trading of the Company’s common stock, although there can be no assurances that further delays in the filing of the Form 10-Q will not have an impact on the listing or trading of the Company’s common stock. Nasdaq indicated that the Company must: (i) no later than January 19, 2023, submit a plan to regain compliance with respect to the filing requirement; and (ii) on or before May 20, 2023, file the delinquent Form 10-Q. The Company intends to file the delinquent Form 10-Q as soon as practicable.

Item 7.01	Regulation FD Disclosure.

On November 27, 2023, the Company issued press release announcing receipt of the Notice from the Nasdaq. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 27, 2023, issued by Four Leaf Acquisition Corporation)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Leaf Acquisition Corporation

By:	/s/ Angel Orrantia
Name:	Angel Orrantia
Title:	Chief Executive Officer

Dated: November 27, 2023